Exhibit 99.1

CIIG Merger Corp. Announces Stockholder Approval of Business Combination with Arrival S.à r.l; Ordinary Shares of the Combined Company Expected to Begin Trading on Nasdaq Under the Symbol “ARVL” on March 25, 2021

NEW YORK and LONDON, March 19, 2021 / Businesswire / – CIIG Merger Corp. (“CIIG”) (NASDAQ: CIIC), a US publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination with Arrival S.à r.l. (“Arrival”), the global company creating electric vehicles with its game-changing technologies. The vote took place during a Special Meeting today, and a Form 8-K disclosing the final voting results is expected to be filed with the Securities and Exchange Commission today.

The closing of the business combination is anticipated to take place on March 24, 2021. Following this, the combined company will be renamed Arrival and its ordinary shares and warrants will trade on the Nasdaq Global Select Market beginning on March 25, 2021 under the ticker symbols “ARVL” and “ARVLW” respectively.

About CIIG Merger Corp.

CIIG Merger Corp. (NASDAQ: CIIC) is a Delaware special purpose acquisition company founded by Peter Cuneo, Gavin Cuneo and Michael Minnick for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CIIG’s units, Class A common stock and warrants trade on the NASDAQ under the ticker symbols “CIICU,” “CIIC,” and “CIICW” respectively.

About Arrival

Arrival is reinventing the automotive industry with its entirely new approach to the design and assembly of electric vehicles. Low CapEx, rapidly scalable Microfactories combined with proprietary in-house developed components, materials and software, enable the production of best in class vehicles competitively priced to fossil fuel variants and with a substantially lower total cost of ownership. This transformative approach provides cities globally with the solutions they need to create sustainable urban environments and exceptional experiences for their citizens. Arrival is a global business founded in 2015 and headquartered in London, UK and Charlotte, North Carolina, USA, with more than 1500 global employees located in offices across the United States, Germany, the Netherlands, Israel, Russia, and Luxembourg. The company is deploying its first three microfactories in North Carolina, USA, South Carolina, USA and Bicester, UK in 2021.

Advisors

Cowen is serving as lead financial advisor and J.P. Morgan is serving as financial advisor to Arrival. UBS Investment Bank and Barclays are serving as financial and capital markets advisors to CIIG. Cowen served as lead placement agent and UBS Investment Bank served as placement agent on the PIPE. Greenberg Traurig, P.A. is serving as legal advisor to Arrival. Akin Gump Strauss Hauer & Feld LLP is serving as legal advisor to CIIG. Milltown Partners LLP is serving as communications advisor for Arrival. Blueshirt Capital Advisors is serving as investor relations advisor for Arrival.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, the anticipated timing of the closing of the business combination and anticipated timing of Arrival becoming a publicly listed Company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,”

“should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG’s securities, (ii) the risk that the transaction may not be completed by CIIG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CIIG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of CIIG and Arrival, the satisfaction of the minimum trust account amount following redemptions by CIIG’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the impact of COVID-19 on Arrival’s business and/or the ability of the parties to complete the proposed transaction; (vii) the effect of the announcement or pendency of the transaction on Arrival’s business relationships, performance, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Arrival and potential difficulties in Arrival employee retention as a result of the proposed transaction, (ix) the outcome of any legal proceedings that may be instituted against Arrival Group, Arrival or CIIG related to the business combination agreement or the proposed transaction, (x) the ability to maintain the listing of CIIG’s securities on the NASDAQ Stock Market, (xi) the price of CIIG’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Arrival operates, variations in performance across competitors, changes in laws and regulations affecting Arrival business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Arrival operates, (xiv) the risk that Arrival and its current and future collaborators are unable to successfully develop and commercialize Arrival’s products or services, or experience significant delays in doing so, (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xviii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the utilization of Microfactories will not provide the expected benefits due to, among other things, the inability to locate appropriate buildings to use as Microfactories, Microfactories needing a larger than anticipated factory footprint, and the inability of Arrival to deploy Microfactories in the anticipated time frame; (xx) the risk that the orders that have been placed for vehicles, including the order from UPS, are cancelled or modified; (xxi) that Arrival has identified material weaknesses in its internal control over financial reporting which, if not corrected, could adversely affect the reliability of Arrival’s financial reporting; (xxii) the risk of product liability or regulatory lawsuits or proceedings relating to Arrival’s products and services; (xxiii) the risk that Arrival is unable to secure or protect its intellectual property; and (xxiv) the risk that the post-combination company’s securities will not be approved for listing on the NASDAQ Stock Market or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CIIG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by CIIG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arrival Group,

Arrival and CIIG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Arrival Group, Arrival nor CIIG gives any assurance that either Arrival Group, Arrival or CIIG will achieve its expectations.

PRIIPs / Prospectus Regulation /IMPORTANT – EEA AND UK RETAIL INVESTORS

The ordinary shares to be issued by Arrival Group in the proposed transaction (the “Ordinary Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this Regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this announcement relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the Ordinary Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the Ordinary Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation.

Media Contacts

For CIIG

Media and Investors

info@ciigcorp.com

For Arrival

Media

pr@arrival.com

Investors

ir@arrival.com